UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

_______________________________________

IDEANOMICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	IDEX	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 20, 2020, Ideanomics, Inc. (the “Company”) entered into an amendment and waiver agreement (“Agreement”) with each of ID Venturas 7, LLC (“IDV”) and YA II PN Ltd. (“YA”, together with IDV collectively referred to herein as the “Holders”) pursuant to which the Holders agreed to limit the right (as discussed below) to have the exercise price of their warrants to purchase common stock of the Company and the conversion price of their debentures issued by the Company adjusted in connection with one or more drawdowns of up to, in the aggregate, $3,000,000 (the “Financing”) pursuant to the Standby Equity Distribution Agreement, dated April 3, 2020, by and between the Company and YA (the “SEDA”). The waiver shall only apply to draw downs on or before June 1, 2020 provided that in no event shall the effective net per share price to the Company under the SEDA be less than $0.36. In consideration for the above-referenced waiver, the Company agreed to reduce the Conversion Price of $1 million principal amount of debentures ($2 million in the aggregate) held by each of the Holders to the lowest price per share sold in the Financing (whether through one or more advance notices). The Holders, in their sole discretion, by written notice to the Company, may indicate which debentures are to be adjusted. The Company previously disclosed the SEDA in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 6, 2020, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Debenture Conversion Agreement, dated May 20, 2020, between Ideanomics, Inc. and ID Venturas 7, LLLC

10.2	Debenture Conversion Agreement, dated May 20, 2020, between Ideanomics, Inc. and YA II PN Ltd.

10.3	Standby Equity Distribution Agreement, dated as of April 3, 2018, by and between Ideanomics, Inc. and YA II PN, Ltd.*

* Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: May 20, 2020	By:	/s/ Alfred Poor
	Name:	Alfred Poor
	Title:	Chief Executive Officer

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